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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                                FIRSTENERGY CORP.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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[FIRSTENERGY LOGO]                                      [FIRSTENERGY LETTERHEAD]
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                                                 April 16, 2001


Dear Fellow Shareholder:

         A few weeks ago, we sent you proxy material for the Annual Meeting of Shareholders to be held May 15, 2001. Our latest records show that we have not yet received your vote.

         Please refer to your proxy statement for information about the meeting. As indicated in the proxy statement, your Board of Directors has recommended that shareholders vote "FOR" Items 1, 2 and 3, and "AGAINST" Items 4, 5 and 6.

         YOUR VOTE IS IMPORTANT. If you have not yet voted, please vote today by telephone, by Internet, or by signing and returning the enclosed proxy card in the postage-paid envelope provided.

         Thank you for your cooperation.


                                                 Sincerely,






================================================================================

                     YOU CAN VOTE IN ANY ONE OF THREE WAYS:

1. BY TELEPHONE: Locate the CONTROL NUMBER just above your name on the proxy card. Then call 1-888-457-2961 on a touch-tone telephone anytime and follow the easy prompts. There is no charge for this call.

                                       OR

2. BY INTERNET: Locate the CONTROL NUMBER just above your name on the proxy card. Then access www.proxyvoting.com/fe and follow the easy prompts.

                                       OR

3. BY MAIL: Sign and return the enclosed proxy card in the postage-paid envelope provided.

     If you have any questions, or need assistance with voting your shares, please call our proxy solicitor:

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE AT 1-888-750-5834

================================================================================

[FIRSTENERGY LOGO]                                      [FIRSTENERGY LETTERHEAD]
--------------------------------------------------------------------------------


                                                 April 16, 2001


Dear Fellow Shareholder:

         A few weeks ago, we sent you proxy material for the Annual Meeting of Shareholders to be held May 15, 2001. Our latest records show that we have not yet received your vote.

         Please refer to your proxy statement for information about the meeting. As indicated in the proxy statement, your Board of Directors has recommended that shareholders vote "FOR" Items 1, 2 and 3, and "AGAINST" Items 4, 5 and 6.

         YOUR VOTE IS IMPORTANT. If you have not yet voted, please vote today by telephone, by Internet, or by signing and returning the enclosed voting form in the postage-paid envelope provided.

         Thank you for your cooperation.


                                                 Sincerely,








================================================================================

                                 IMPORTANT NOTE:
                                 ---------------


                  YOU CAN NOW VOTE BY TELEPHONE OR INTERNET --
        Simply follow the easy instructions on the enclosed voting form.


     If you have any questions, or need assistance with voting your shares, please call our proxy solicitor:


                           INNISFREE M&A INCORPORATED
                           TOLL-FREE AT 1-888-750-5834

================================================================================